Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Erickson Incorporated (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Udo Rieder
Udo Rieder
Chief Executive Officer and Director
(Principal Executive Officer)

Date: May 8, 2014

By:	/s/ Eric Struik
Eric Struik
Chief Financial Officer
(Principal Financial Officer)

Date: May 8, 2014